Exhibit 10.4

FIFTH AMENDMENT TO THE PROMISE AGREEMENT OF PURCHASE AND SALE AND OTHER PACTS, entered by and between:

PETROBRAS DISTRIBUIDORA S.A., with principal place of business at Rua General Canabarro, n.º 500, térreo, 6º e 11º (partes), 12º ao 16º andares, in the city of Rio de Janeiro, with Taxpayer Identification Number CNPJ 4.274.233/0001-02, represented herein under its Articles of Incorporation, by its Executive Manager of Aviation Products, Mr. Francelino da Silva Paes and by its Airline Company Marketing Manager, Mr. Cláudio Dissenha Portes, hereinafter referred to as “BR”, and on the other side:

VRG LINHAS AÉREAS S.A., a Brazilian Corporation, with Taxpayer Identification Number CNPJ/MF 07.575.651/0004-00, at Praça Comandante Lineu Gomes, s/n, Portaria 3, Prédio 15, Piso Superior, Aeroporto, São Paulo, SP, CEP 04626-020, represented herein by its legal representatives, hereinafter referred to as “BUYER-PROMISSOR”, have mutually agreed with the Amendment, which shall be governed according to the following terms and conditions:

Whereas BR  and the BUYER-PROMISSOR  on April 12, 2007 entered into by and between a Promise Agreement of Purchase and Sale and Other Covenants to supply, by the first, aviation kerosene - JET A-1, during the term of 39 (thirty-nine) months, from 4/11/2007 to 7/10/2010;

Whereas on 4/7/2009 the Parties entered the First Amendment to the Agreement amended herein, modifying its validity term to 7/1/2011;

Whereas on 1/19/2011, with retroactive effect to 10/21/2010, the Parties executed the Second Amendment to the Agreement amended herein, modifying its validity term to 7/31/2014 and the clause regulating the part referred to as “Fixed Differential”, which composes the final price of the aviation kerosene - JET A-1 supplied by BR;

Whereas on 12/8/2011 the Parts executed the Third Amendment, extending the term of the Contract up to 12/31/2014 and, also, modifying item 2.4.2.1 of the Second Amendment of the contract.

Whereas on 4/25/12 the Parties executed a Fourth Amendment, including clause Seventeen - Fixed price;

The Parties decide to celebrate this AMENDMENT, which shall be governed by the clauses and conditions below, which shall be effective from May 1, 2012.

CLAUSE ONE

1.1 The purpose of this Amendment is to modify the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and clause CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Amendment, which shall be in force from now on with the following language:

 2.7 - The product sold by BR shall be measured at the time of delivery and billed for payment under the following conditions:

 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

 * Supplies from the 21st day until the 31st day shall be paid on the 15th day of the subsequent month;

1.2 To Amend also the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and item [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the original Agreement, which shall be in force from now on with the following language:

 2.4.9 - The parcel of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], disclosed by Banco Central do Brasil, related to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] granted to the BUYER-PROMISSOR.

1.3 The Parties agree that the effects of the amendments above (items [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) shall retroact from  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], regardless of the date of signature of this contractual instrument, and the Parties shall comply with it from then on.

CLAUSE THREE - GENERAL PROVISIONS

3.1 The Parties expressly ratify all clauses and conditions of the Agreement and later amendments, that had not been modified by this instrument.

And, in witness whereof, the parties have executed this instrument in three (3) counterparts of identical content and form, in the presence of the witnesses below.

Rio de Janeiro, June 2012.

PETROBRAS DISTRIBUIDORA S/A	PETROBRAS DISTRIBUIDORA S/A
Francelino da Silva Paes	Cláudio Dissenha Portes

VRG LINHAS AEREAS S.A.	VRG LINHAS AEREAS S.A.

WITNESS:	WITNESS: